UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

AEON Biopharma, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 14, 2024 (the “Annual Meeting”) as described in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2024, as amended with materials filed with the SEC on May 14, 2024 (the “2024 Proxy”). At the Annual Meeting, the stockholders of the Company voted on three proposals as further described in the 2024 Proxy. The final results for each proposal voted on by the stockholders at the Annual Meeting, as certified by the Company’s inspector of elections, are set forth below.

Proposal 1: The stockholders of the Company elected each of Robert Palmisano and Shelley Thunen as Class I directors of the Company’s board of directors (the “Class I Directors”) for a three-year term ending at the Annual Meeting of Stockholders to be held in 2027 and until each of their successors has been duly elected and qualified. The voting results with respect to the election of the Class I Directors were as follows:

Nominee	Term Expiring	For	Withheld	Broker Non-Vote
Robert Palmisano	2027	24,463,654	399,588	675,301
Shelley Thunen	2027	24,431,564	431,678	675,301

Proposal 2: The stockholders of the Company approved a potential issuance to Daewoong Pharmaceuticals Co. LTD. of the Company’s Class A common stock, par value $0.0001 (“Common Stock”), or securities convertible into Common Stock, equal to 20% or more of the Company’s presently outstanding stock for less than the greater of book or market value of the stock for purposes of Section 713(a)(ii) of the New York Stock Exchange American LLC (“NYSE American”) Listed Company Guide (“LCG”) and as a “change of control” of the Company for purposes of Section 713(b) of the NYSE American LCG. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
24,383,900	470,795	8,547	675,301

Proposal 3: The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
25,491,112	47,429	2	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.
Date: June 14, 2024	By:	/s/ Marc Forth
Marc Forth
Chief Executive Officer